UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/04/2007

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2007, Knoll, Inc. (the "Company") approved salary increases and 2008 non-equity incentive awards for the named executive officers listed below. The salary increases take effect on January 1, 2008.

Andrew B. Cogan, Chief Executive Officer. Effective January 1, 2008, Mr. Cogan's annual base salary increases from $650,000 to $800,000. Mr. Cogan was also granted a 2008 non-equity incentive award with a target incentive payment of $1,000,000. A copy of Amendment No. 4 to Mr. Cogan's employment agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and a copy of Mr. Cogan's 2008 non-equity incentive letter, detailing his participation in the 2008 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Barry L. McCabe, Senior Vice President and Chief Financial Officer. As previously disclosed, Mr. McCabe was promoted to the position of Executive Vice President-Finance and Chief Financial Officer effective January 1, 2008. In connection with this promotion, effective January 1, 2008, Mr. McCabe's annual base salary increases from $275,000 to $295,000. Mr. McCabe was also granted a 2008 non-equity incentive award with a target incentive payment of $295,000. A copy of Mr. McCabe's 2008 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2008 Incentive Compensation Program, is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Arthur C. Graves, Senior Vice President-Sales and Distribution. As previously disclosed, Mr. Graves was promoted to the position of Executive Vice President-Sales and Distribution effective January 1, 2008. In connection with this promotion, effective January 1, 2008, Mr. Grave's annual base salary increases from $275,000 to $295,000. Mr. Graves was also granted a 2008 non-equity incentive award with a target incentive payment of $295,000. A copy of Mr. Graves 2008 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2008 Compensation Program, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Stephen A. Grover, Senior Vice President-Operations. As previously disclosed, Mr. Grover was promoted to the position of Executive Vice President-Operations effective January 1, 2008. In connection with this promotion, effective January 1, 2008, Mr. Grover's annual base salary increases from $275,000 to $295,000. Mr. Grover was also granted a 2008 non-equity incentive award with a target incentive payment of $295,000. A copy of Mr. Grover's 2008 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2008 Incentive Compensation Program, is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 4, 2007, the Board of Directors of the Company adopted amendments to the Company's Bylaws. Changes were made to Article VI of the Bylaws to provide the Company with the ability to issue uncertificated shares as required by the New York Stock Exchange to enable participation in a direct registration system. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K. The Amended and Restated Bylaws became effective upon their adoption by the Board of Directors on December 4, 2007.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1 Amended and Restated Bylaws.

Exhibit 10.1 Amendment No. 4 to Andrew B. Cogan Employment Agreement.

Exhibit 10.2 Andrew B. Cogan Incentive Compensaton Letter dated December 5, 2007.

Exhibit 10.3 Barry L. McCabe Incentive Compensation Letter dated December 5, 2007.

Exhibit 10.4 Arthur C. Graves Incentive Compensation Letter dated December 5, 2007.

Exhibit 10.5 Stephen A. Grover Incentive Compensation Letter dated December 5, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 10, 2007	By:	/s/ Barry L. McCabe
Barry L. McCabe
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated Bylaws
EX-10.1	Amendment No. 4 to Andrew B. Cogan Employment Agreement
EX-10.2	Andrew B. Cogan Incentive Compensation Letter dated December 5, 2007
EX-10.3	Barry L. McCabe Incentive Compensation Letter dated December 5, 2007
EX-10.4	Arthur C. Graves Incentive Compensation Letter dated December 5, 2007
EX-10.5	Stephen A. Grover Incentive Compensation Letter dated December 5, 2007